Other Income, Gain and Loss (Tables)	12 Months Ended
Dec. 31, 2018
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Summary of Other Income, Gain and Loss

	2016	2017	2018	2018
	RMB’000	RMB’000	RMB’000	US$’000

Interest income	11,126	11,020	11,931	1,735
Net gain (loss) from sales of scrap materials	(1,715)	5,050	3,243	472
Insurance compensation income (note a)	—	3,311	—	—
Government grants (note b)	1,473	—	—	—
Release of deferred income (note c)	796	797	797	116
Others	—	993	118	17

	11,680	21,171	16,089	2,340

Notes:

(a)

In February 2014, three minority shareholders of the Company filed a claim against the Company in the Eastern Caribbean Supreme Court of the British Virgin Islands. On February 17, 2017, the claimants, the Company and the three other defendants reached a confidential agreement to settle the claim. The settlement does not obligate the Company to make any payment to the claimants nor would the terms of the settlement affect the Company’s operations. Each party had also agreed to be responsible for their own legal costs. During 2017, the Company claimed and received an aggregate amount of approximately RMB 3.3 million from three insurers according to the insurance reimbursement policy of Directors & Officers

(b)	Government grants comprised various incentives and subsidies received from the PRC government. There were no unfulfilled conditions attaching to these government grants.
(c)

A grant of RMB15,000,000 was received from the PRC government in 2009 to subsidize the Group’s construction of a new manufacturing plant and related capital expenditures. It has been presented as deferred income (Note 22) and released to income over the useful lives of the related assets.